Exhibit 99.1

Comerica Incorporated 2011 Annual Meeting of Shareholders April 26, 2011 Comerica Bank Tower Dallas, Texas

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Call to Order 2

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Opening Remarks 3

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Proposal I Election of Directors 4

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Proposal II Ratification of the Appointment of Independent Auditors 5

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Proposal III Approval of the Comerica Incorporated 2011 Management Incentive Plan 6

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Proposal IV Amendment of the Certification of Incorporation and Bylaws to Eliminate Supermajority Provisions 7

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Proposal V Non-Binding, Advisory Proposal Approving Executive Compensation 8

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Proposal VI Non-Binding, Advisory Vote on the Frequency that Shareholders are to be Presented with Advisory Proposals Approving Executive Compensation 9

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Polls Open for Voting 10

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Polls Closed 11

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Voting Results 12

2011 Annual Meeting of Shareholders 1460 64 17 73 134 Adjournment 13

Safe Harbor Statement; Disclaimer 14 Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," “opportunity,” “initiative,” "outcome," "continue," "remain," "maintain," "trend," "objective,“ “looks forward” and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica, Sterling, the proposed transaction or the combined company following the transaction often identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of management based on information known to management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of the expected benefits and costs of the transaction; forecasts of revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Such statements reflect the view of management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, actual results could differ materially from those anticipated by the forward-looking statements or historical results. Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, Comerica’s and Sterling’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors referenced in Comerica’s and Sterling’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica and Sterling do not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica and Sterling claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Chairman and Chief Executive Officer’s Presentation

Overview Comerica Key Differentiators 2010 and First Quarter 2011 Financial Results Peer Comparisons Other Topics Pending Acquisition of Sterling Bancshares, Inc. Additional 2011 Opportunities Executive Compensation Ongoing Commitments to Community, Diversity & Sustainability Questions and Answers 16

Comerica Key Differentiators: Main Street Relationship Banking Model Focused on growing and maintaining long-term relationships Relationship managers known for ingenuity, flexibility & responsiveness Emphasis on having a clear understanding of our customers & their banking needs Wide array of products and services Community bank feel Weathered credit cycle well relative to peers Consistent credit standards Granular portfolio Main Street Bank Well Positioned for Growth Relationships are Priority One Strong Credit Management Size Solid Capital Position Regulatory Reform1 Impact expected to be less than other major banks Quality of capital is strong 17 1 Dodd-Frank Wall Street Reform and Consumer Protection Act

Historical Perspective: 2010 18 CMA completed $880 million capital stock offering CMA repaid $2.25 billion TARP investment Credit quality showed improvement Financial regulatory reforms commenced Unemployment still high Federal funds rate remained at or near historically low level Consumer confidence remained low GDP growth was positive Comerica Accomplishments US Economic Conditions CMA redeemed all Trust Preferred Securities CMA doubled dividend to 10 cents per share (effective 1/1/11)

Holding Company Debt Ratings: Moody’s Investor Service 19 Aa2 A2 A3 Baa1 Baa2 Ba3 B2 A1 As of 4/19/2011 As of 9/30/2007 (No Change) Aa3 B1 Source: Moody’s ratings from SNL Financial; Excludes BOKF as coverage was initiated 02/09/2011. Also excludes SNV as Moody’s does not rate their Long-term Issuer or Senior Unsecured Debt ZION RF HBAN FHN STI FITB KEY MTB BBT CMA

Financial Results: Improved Net Interest Margin 1Source: SNL Financial; Cost of Funds is calculated as interest incurred on interest-bearing liabilities as a % of average noninterest-bearing deposits and interest-bearing liabilities 2009 vs 2010 Increased loan spreads Decreased deposit costs Reduced wholesale funding Lowest cost of funds among peer group1 2010 net interest margin improved 52 basis points over 2009 Average 2010 Cost of Funds1 2.72% 3.24% 20 0.69 0.70 0.78 0.93 1.04 1.09 1.15 1.17 1.22 1.31 1.32 0.43 CMA BOKF FHN MTB FITB STI RF HBAN SNV KEY BBT ZION 2.53% 2.73% 2.68% 2.94% 3.28% 3.23% 3.29% 3.25% 3.18% 2.25% 2.50% 2.75% 3.00% 3.25% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

Financial Results: Grew Core Deposits $ Average Deposits in billions; 1Core deposits exclude Institutional CDs, Retail Brokered CDs and foreign office time deposits Average Core Deposits1 Average Core Deposit Growth Across All Markets FY09 FY10 % Var Noninterest-bearing $12.9 $15.1 17.0% Interest-bearing 22.4 23.6 5.3% TOTAL $35.3 $38.7 9.6% Average Core Deposit Growth Across Product Type 21 Full Year Quarterly FY09 FY10 % Var Midwest $17.0 $17.7 4.1% Western 11.1 12.0 8.3% Texas 4.5 5.3 17.9% 35.3 38.7 39.9 40.2 2009 2010 4Q10 1Q11

Financial Results: C&I Loan Growth – Turning the Corner C&I Loans1 22 First Quarter 2011: Loan pipeline grew across most lines of business Commitments increased in Texas and Western Markets Loan growth accelerated in Texas Loan growth in Global Corporate Banking, Energy and Middle Market 1Source: Federal Reserve H.8 as of 4/13/11 -25% -20% -15% -10% -5% 0% 5% 10% Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 52-Week % Change in 4-Wk. Moving Average Comerica All Banks Large Banks

Provision and Net Charge-offs $ in millions Financial Results: Improved Credit Quality 23 175 126 57 Provision for Loan Losses Total Net Charge-Offs 122 49 113 101 173 146 132 1Q10 2Q10 3Q10 4Q10 1Q11

Financial Results: Credit Quality Favorability to Peers Continues Peer Source: SNL; All nonperforming asset ratios exclude HBAN as their figures were not reported; NCO ratio defined as annualized loans and leases charged off, net of recoveries, as a % of average loans and leases NPA ratio defined as nonperforming assets / (Gross loans + foreclosed assets) Net Charge-off Ratio vs. Peers Nonperforming Asset Ratio vs. Peers Credit metrics among the best in our peer group Peer Group: BBT, BOKF, FHN, FITB, HBAN, KEY, MTB, RF, SNV, STI, ZION 24 0 2 4 6 8 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Peer Range Peer Average CMA 0 2 4 6 8 10 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Peer Range Peer Average CMA

Financial Results: A Leaner, More Efficient Company Peer Source: SNL Financial Workforce Reductions Total Assets / FTE Employees 17% Decrease Manage more assets per employee than peers from 2007 through 2010 Leverage technology to improve efficiency Selectively hire when opportunities arise Maintain relationship managers to ensure superior customer experience Headcount ( FTE Period end) 25 3,000 5,000 7,000 2007 2008 2009 2010 Peer Range Peer Average Comerica 6,000 7,000 8,000 9,000 10,000 11,000 2007 2008 2009 2010

Financial Results: Proactively Managed Capital Source: SNL Financial 1See Supplemental Financial Data slide for reconcilements of non-GAAP financial measures Exited TARP on 3/17/10 (with only 39% of redemption funded by common issuance) Redeemed $500MM of 6.576% Trust Preferreds on 10/1/10 Active and prudent capital management Doubled quarterly dividend to $0.10 per share effective 1/1/11 400,000 shares repurchased in 1Q11 Remain among the best capitalized in peer group Strong capital supports future growth Tier I Common Capital Ratio1 Peer Median Comerica 26 (est.) 8.2% 9.6% 9.8% 10.0% 10.1% 9.0% 8.6% 7.9% 7.1% 7.2% 10.4% 0% 2% 4% 6% 8% 10% 12% 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

Pending Sterling Bank Acquisition Significantly boosts Texas presence with solid deposit base and well located branch network Houston deposit market share triples1 Entry into San Antonio market Complements Dallas-Fort Worth locations Enhance growth opportunities with focus on Middle Market and Small Business Purchase price reflects Texas economy and scarcity value Houston San Antonio Austin Fort Worth Dallas Sterling Bank Branch1 Comerica Banking Center1 27 1Source: SNL Financial as of 6/30/10

Sterling Bank Acquisition – Scarcity Value $ in Billions; At December 31, 2010 Source: SNL Financial 1Includes loans held for sale There are not many banks based in Texas that have the size, geographic fit and focus of Sterling. Company Name Headquarters Total Assets Loans & Leases1 Total Deposits Loans/ Deposits Number of Offices Comerica Inc. Dallas $54.0 $40.3 $40.7 99% 444 Cullen/Frost Bankers, Inc. San Antonio 17.7 8.1 14.5 56% 129 International Bancshares Corp. Laredo 11.9 5.4 7.6 71% 290 Prosperity Bancshares, Inc. Houston 9.5 3.5 7.5 47% 186 Texas Capital Bancshares, Inc. Dallas 6.4 5.9 5.5 108% 10 PlainsCapital Corp. Dallas 5.3 3.6 3.9 92% 33 Sterling Bancshares, Inc. Houston 5.2 2.8 4.3 65% 60 First National Bank Group, Inc. Edinburg 3.8 2.7 2.9 92% 62 First Financial Bankshares, Inc. Abilene 3.8 1.7 3.1 54% 54 Woodforest Financial Group, Inc. The Woodlands 3.4 1.6 2.9 55% 760 Southside Bancshares, Inc. Tyler 3.0 1.1 2.1 51% 37 28

Strategically compelling – a unique opportunity Quality franchise: solid deposit base and well located branch network Quality employees: leverage marketing capacity Located in Texas, among the strongest economies in the U.S. Financial expectations consistent with announcement Approvals and integration timeline on track Pending Sterling Acquisition on Track1 Accelerates Comerica’s growth strategy in Texas SBIB Shareholder materials mailed Closing Date 5/5/11 1/18/11 Announcement date SBIB Shareholder Meeting Systems Conversions 2Q11 (est.) 4Q11 (est.) 4/6/11 1Acquisition subject to customary closing conditions, including regulatory and Sterling shareholder approvals. 29

2011 Opportunities – Deposit Growth/Government Card Programs 1460 64 17 73 134 30 #2 prepaid card issuer1 in US Capitalize on mandated changes which will phase out checks for government benefits As of 3/31/11: 31 state government benefit plus US Treasury Direct Programs Over 5.6 million cards issued under these programs 1Source: 2009 Nilson Report, a leading payment systems publication Annual Average Noninterest-Bearing Deposits ($millions) $0 $100 $200 $300 $400 $500 $600 $700 2007 2008 2009 2010 State Card Programs US Treasury Program

Additional 2011 Opportunities 1460 64 17 73 134 31 Specialty Business Deposit Growth Fee Revenue Growth Small Business Revenue Growth Cost Savings Initiatives

Executive Compensation 1460 64 17 73 134 32 Comerica Compensation Philosophy Attract, motivate, reward and retain superior talent Align the interests of management with those of the shareholders Balanced approach to executive compensation program Competitive base salaries Short and long-term management incentive awards based on performance Long-term stock incentive awards All perquisites eliminated as of June 30, 2010 Adopted a clawback policy Senior officers are subject to stock ownership guidelines

Commitment to Community 1460 64 17 73 134 33

Commitment to Diversity 1460 64 17 73 134 34

Commitment to Sustainability 1460 64 35

Poised for the Future 1460 64 17 73 134 36 Consistent strategy Based on relationship banking model Core businesses and geographies unchanged Recession-tested business model Expense management Solid capital position Investing to accelerate growth and balance Banking center expansion in high growth markets New and enhanced products and services Expansion in Texas with pending Sterling Bancshares acquisition Main Street Bank Well Positioned for Growth

Questions & Answers

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Total Regulatory Capital [2]	$8,726	$8,651	$8,566	$9,001	$9,062	$10,468
Tier 1 capital[1,2]	$6,105	$6,027	$5,940	$6,371	$6,311	$7,704
Less: Fixed rate cumulative perpetual preferred stock	--	--	--	--	--	2,151
Less: Trust preferred securities	--	--	--	495	495	495
Tier 1 common capital[2]	6,105	6,027	5,940	5,876	5,816	5,058
Risk-weighted assets[1,2]	58,849	59,506	59,608	59,877	60,792	61,815
Tier 1 common capital ratio [2]	***10.37%***	***10.13%***	***9.96%***	***9.81%***	***9.57%***	***8.18%***
Total shareholders' equity	$5,877	$5,793	$5,857	$5,792	$5,668	$7,029
Less: Fixed rate cumulative perpetual preferred stock	--	--	--	--	--	2,151
Less: Goodwill	150	150	150	150	150	150
Less: Other intangible assets	5	6	6	6	7	8
Tangible common equity	$5,722	$5,637	$5,701	$5,636	$5,511	$4,720
Total assets	$55,017	$53,667	$55,004	$55,885	$57,106	$59,249
Less: Goodwill	150	150	150	150	150	150
Less: Other intangible assets	5	6	6	6	7	8
Tangible assets	$54,862	$53,511	$54,848	$55,729	$56,949	$59,091
Tangible common equity ratio	***10.43%***	***10.54%***	***10.39%***	***10.11%***	***9.68%***	***7.99%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

Comerica Bank

[1]Regulatory Capital, Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]March 31, 2011 Regulatory Capital, Tier 1 Capital, and Risk-Weighted assets are estimated.

Additional Information to Shareholders 40 In connection with the proposed merger transaction, Comerica has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes a Proxy Statement of Sterling and a Prospectus of Comerica, and Sterling mailed the definitive Proxy Statement/Prospectus to its shareholders on or about April 6, 2011. Each of Comerica and Sterling may file other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about Comerica and Sterling, may be obtained at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). You may be able to obtain these documents, free of charge, from Comerica at www.comerica.com under the tab “Investor Relations” and then under the heading “SEC Filings” or from Sterling by accessing Sterling’s website at www.banksterling.com under the tab “Investor Relations” and then under the heading “SEC Filings.”